Exhibit 10.11(a)

First Amendment to Loan and

Security Agreement

This First Amendment to Loan and Security Agreement (“First Amendment”) is dated as of June 30, 2016 (the “Effective Date”), by and among (i) Modern Round, Inc., a Nevada limited liability company (“Borrower”), (ii) Black Powder Management, L.L.C., a Nevada limited liability company (“Black Powder”), and (iii) BK Entertainment, LLC, an Arizona limited liability company (“BK Entertainment”) and together with Black Powder, each, a (“Lender”), and collectively, the (“Parties”).

WHEREAS, the Parties entered into a Loan and Security Agreement on May 11, 2016 (the “Agreement”), and,

WHEREAS, the Parties hereby agree to expand the Maximum Commitment of the Agreement in accordance with the terms of the Agreement as well as the terms provided herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein each of Maker and Holder mutually covenant and agree as follows:

•	The Maximum Available as set forth in the Agreement is increased to $2,000,000

•	This First Amendment binds and benefits both Parties and any successors or assigns. This document, including the Agreement, is the entire agreement between the Parties

All other terms and conditions of the Agreement remain unchanged.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, Borrower and Lenders have executed this First Amendment as of the date first set forth above.

BORROWER

MODERN ROUND, INC., a Nevada corporation

By:	/s/ Ronald L. Miller, Jr.
Name:	Ronald L. Miller, Jr.
Title:	VP & CFO

7333 East Doubletree Ranch Road Suite D-250 Scottsdale, AZ 85258

[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]

LENDERS

BLACK POWDER MANAGEMENT, L.L.C., a Nevada limited liability company

By:	/s/ Mitchell A. Saltz
Name:	Mitchell A. Saltz
Title:	Manager

7377 East Doubletree Ranch Road Suite 200 Scottsdale, AZ 85258

BK ENTERTAINMENT LLC, an Arizona limited liability company

By:	/s/ Barry Monheit
Name:	Barry Monheit
Title:	Manager

6130 E. Mockingbird Lane Paradise Valley, AZ 85253

[SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT]